 Exhibit 99.1

KBL Merger Corp. IV Announces Change of Special Meeting of Shareholders Date to November 5, 2020

NEW YORK, Oct. 23, 2020 (GLOBE NEWSWIRE) -- KBL Merger Corp. IV (NASDAQ: KBLM or the "Company"), a special purpose acquisition company (SPAC) that previously announced an agreement to acquire 180 Life Sciences Corp. ("180 Life Sciences"), today announced that the special meeting of its stockholders (the “Special Meeting”) originally scheduled for Monday, October 26, 2020, is being postponed to November 5, 2020.

As a result of this change, the Special Meeting will now be held at 10:00 a.m., local time, on November 5, 2020, at the offices of KBL located at 30 Park Place, Suite 64B, New York, NY 10007. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that KBL redeem their public shares for cash to KBL’s transfer agent, Continental Stock Transfer & Trust Company, is being extended to 5:00 p.m., Eastern Time, on November 3, 2020.

KBL determined to postpone the Special Meeting so that it better aligns with the anticipated timing of the proposed business combination with 180 Life Sciences Corp. as contemplated by the Business Combination Agreement, dated as of July 25, 2019, by and among KBL, KBL Merger Sub, Inc., 180 Life Sciences Corp., Katexco Pharmaceuticals Corp., CannBioRex Pharmaceuticals Corp., 180 Therapeutics L.P., and Lawrence Pemble, in his capacity as stockholder representative.

KBL plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of KBL’s common stock as of the close of business on September 30, 2020, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

About KBL Merger Corp. IV

KBL Merger Corp. IV is a blank check company that raised $115 million with the goal of identifying and acquiring a company with a strong value proposition mainly in the U.S. healthcare industry. KBL Merger Corp. IV focused on this industry due to its management's deep experience in this large, growing segment of the U.S. economy. Marlene Krauss, MD is the CEO of KBL Merger Corp. This is Dr. Krauss' fourth SPAC in the healthcare space. She has invested more than $1 billion through three institutional venture capital funds, numerous IPOs and three prior SPACS.

Additional Information about the Business Combination and Where to Find It

KBLM has filed a Registration Statement on Form S-4, which includes a proxy statement/prospectus for KBLM’s stockholders, with the SEC. The Registration Statement was declared effective by the SEC on October 9, 2020. KBLM’s definitive proxy statement/prospectus will be mailed to KBLM’s stockholders that do not opt to receive the document electronically. KBLM urges investors, stockholders and other interested persons to read the proxy statement/prospectus, as well as other documents that will be filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read KBLM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the proposed business combination. KBLM’s definitive proxy statement/prospectus, which is included in the Registration Statement, is being mailed to stockholders of KBLM as of the close of business on September 30, 2020. KBLM’s stockholders can also obtain a copy of such documents, without charge, by directing a request to: KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007; e-mail: admin@kblvc.com. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

KBLM and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of KBLM's stockholders to be held to approve the transactions described in this press release. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KBLM's stockholders in connection with the proposed transactions are set forth in the definitive proxy statement/prospectus included in the Registration Statement. You can find information about KBLM's executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on April 7, 2020. You can obtain free copies of these documents from KBLM using the contact information above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KBLM and 180 Life Sciences, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the timing and completion of the proposed business combination; KBLM’s continued listing on the Nasdaq Stock Market until closing of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by KBLM stockholders; the ability to meet the Nasdaq Stock Market’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future performance, growth and anticipated acquisitions; ability to recognize the anticipated benefits of the proposed business combination; 180 Life Sciences’ ability to execute its plans to develop and market new drug products and the timing and costs of these development programs; 180 Life Sciences’ estimates of the size of the markets for its potential drug products; potential litigation involving KBLM or 180 Life Sciences or the validity or enforceability of the intellectual property of 180 Life Sciences; global economic conditions; geopolitical events and regulatory changes; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in KBLM’s most recent filings with the SEC, as well as in the definitive proxy statement/prospectus filed as result of the transactions described above. All subsequent written and oral forward-looking statements concerning KBLM or 180 Life Sciences, the transactions described herein or other matters and attributable to KBLM or 180 Life Sciences or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of KBLM or 180 Life Sciences undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Investors:

Jason Assad
Director of IR
180 Life Sciences Corp
678-570-6791
Jason@180lifesciences.com

Media Relations:

David Schull

David.Schull@russopartnersllc.com

(212) 845-4271

Eric Ando

Eric.Ando@russopartnersllc.com

(646) 218-4604